Exhibit 10.1
VOYAGER LEARNING COMPANY
1800 Valley View Lane, Suite 400
Dallas, TX 75234
July 21, 2009
The Anne T. and Robert M. Bass Foundation
201 Main Street, Suite 310
Fort Worth, Texas 76102
Attention: J. Taylor Crandall
Keystone Group, L.P.
201 Main Street, Suite 310
Fort Worth, Texas 76102
Attention: Kevin G. Levy
          Re:      Waiver and Termination of Registration Rights Agreement
Dear Kevin and Taylor:
          Reference is hereby made to that certain Registration Rights Agreement, dated May 10, 1988, between Bell & Howell Group, Inc. (now Voyager Learning Company) (the “Company”) and the named Purchasers therein (the “Registration Rights Agreement”). Keystone Group, L.P. (“Keystone”) and the Anne T. and Robert M. Bass Foundation (the “Foundation”, and together with Keystone, the “Holders”) hold certain common shares in the Company subject to the Registration Rights Agreement and the Company has determined that such shares represent a majority of the common shares of the Company that remain subject to the Registration Rights Agreement.
The Company has entered into an Agreement and Plan of Mergers, by and among Cambium Holdings, Inc., the Company, Vowel Acquisition Corp., VSS-Cambium Holdings II Corp., Consonant Acquisition Corp., and the Vowel Representative, LLC (the “Merger Agreement”). Pursuant to a letter entered into in connection with the Merger Agreement, the Company has agreed to seek the termination of the Registration Rights Agreement. In consideration for the benefits to the Holders from the completion of the transactions contemplated by the Merger Agreement, effective as of the Effective Date (as defined in the Merger Agreement), each Holder hereby (i) terminates the Registration Rights Agreement pursuant to Section 8(c) of the Registration Rights Agreement, and (ii) waives any and all rights it may have under the Registration Rights Agreement following such date.

Very truly yours,

VOYAGER LEARNING COMPANY

By: Name:	/s/ Richard Surratt Richard Surratt
Title:	President and Chief Executive Officer

July 21, 2009

ACKNOWLEDGED AND AGREED AS OF
JULY 21, 2009

KEYSTONE GROUP, L.P. By Keystone MGP, LLC, Managing General Partner

By: Name:	/s/ Kevin G. Levy Kevin G. Levy
Title:	Vice President

THE ANNE T. AND ROBERT M. BASS FOUNDATION

By: Name:	/s/ J. Taylor Crandall J. Taylor Crandall
Title:	Vice President